UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 25, 2024

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

1800 Diagonal Lending, LLC Convertible Promissory Note and Securities Purchase Agreement

Dated March 25, 2024, TPT Global Tech, Inc. and 1800 Diagonal Lending LLC entered into a Convertible Promissory Note (“1800 Diagonal Note #5”, Exhibit 10.1) totaling $66,000 and a Securities Purchase Agreement (“SPA 1”, Exhibit 10.2).  The 1800 Diagonal Note #5, upon the terms and subject to certain general limitations and conditions, bears an interest rate of 22% including a one-time earned interest charge of 19% or $12,540, resulted in cash received by the Company of $50,000 net of expenses and discount of $11,000. Required payments shall be $47,124 on September 30, 2024 and $10,472 on each of October 30 2024, November 30, 2024 and December 30, 2024 with a total payback of $78,540.  The Holder may convert the outstanding unpaid principal amount into restricted shares of Common Stock of the Company at a discount of 39% of the Market Price, as indicated or upon default.  There are no warrants or options attached to this Note. The Company has initially reserved 1,400,000,000 shares of Common Stock for conversion pursuant to the 1800 Diagonal Note #5. 1800 Diagonal has not exercised its right to convert any balances into common shares leaving a balance of $66,000 in principal and $1,393 in accrued interest as of June 30, 2024.

FirstFire Global Opportunities Fund, LLC Convertible Promissory Note and Securities Purchase Agreement

On May 14, 2024, TPT Global Tech, Inc. and FirstFire Global Opportunities Fund, LLC (“FirstFire”) entered into a $83,333 Promissory Note Agreement (“FirstFire Note #3”, Exhibit 10.3) and a Securities Purchase Agreement (“SPA 2”, Exhibit 10.4). The FirstFire Note #3 has an original issue discount of 10%, or $8,333, and bears interest at 10%, 24% upon default, and is convertible into shares of the Company’s common stock at the lower of $0.001 per share or 75% of the average of the two lowest closing trading prices during the fifteen consecutive trading days prior to the conversion.  $8,333 of interest is considered earned at the issue date.  Total of $83,333 plus accrued interest, or any principal or accrued interest remaining outstanding, is due nine months from the issue date. 1,250,000,000 common shares of the Company’s common stock have been reserved with the transfer agent for possible conversion. FirstFire has not exercised its right to convert any balances into common shares leaving a balance of $83,333 in principal and $347 in accrued interest as of June 30, 2024.

EMA Settlement Agreement and Release

Dated May 14, 2024, the Company and EMA entered into a Settlement Agreement and Release (“EMA Settlement”, Exhibit 10.5) whereby the Company agrees to pay EMA $451,765 (“Settlement Amount”), and any accrued interest thereon at 6%, from proceeds of the Company’s financing related to an intended uplist to a major stock exchange.  The Company is to notify EMA of the uplist and within 10 business days allow EMA to elect for payment in cash, which is to be at 116% of amounts outstanding at that time, or the option to convert any outstanding amounts to tradeable common stock of the Company.  The conversion price would be 75% of the 30-day average market closing price of the Company’s common stock for the previous thirty business days.   Conversion can take place at the earlier of the uplist or January 1, 2025.  A default judgement was agreed to by the Company which would allow EMA to file for default judgement under any default under the EMA Settlement for the Settlement Amount and accrued interest at 24%. (Exhibit 10.6) As such, the principal and accrued interest balances owning to EMA at June 30, 2024 is $524,048 and $22,588, respectively.

Cavalry Fund I, LP Convertible Promissory Note and Securities Purchase Agreement

On September 6, 2024, TPT Global Tech, Inc. and Cavalry Fund I, LP (“Cavalry”) entered into a $83,333 Promissory Note Agreement (“Cavalry Fund I Note #2”, Exhibit 10.7) and a Securities Purchase Agreement (“SPA 3”, Exhibit 10.8). The Cavalry Fund I Note #2 has an original issue discount of 10%, or $8,333, and bears interest at 10%, 24% upon default, and is convertible into shares of the Company’s common stock at $0.001.  $8,333 of interest is considered earned at the issue date.  Total of $83,333 plus accrued interest, or any principal or accrued interest remaining outstanding, is due nine months from the issue date. 1,500,000,000 common shares of the Company’s common stock have been reserved with the transfer agent for possible conversion.

In conjunction with this Cavalry Fund I Note #2 financing arrangement, the Company and Cavalry Fund agreed to a Conversion Agreement (“Exhibit B to Cavalry Fund I Note #2”) whereby Cavalry Fund I agreed to convert to the Company’s Series E Preferred Shares any remaining principal, interest, penalties and other fees related to the Cavalry Fund I Note #2 and the fair value of related warrants outstanding upon a successful uplisting of the Company to a major U.S. stock exchange.  Balances Outstanding related to the Cavalry Fund I Note #2 as of June 30, 2024 were principal of $826,833 and accrued interest of $513,639.

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Geokall Amendment to Sales and Purchase Agreement

On September 9, 2024, TPT Global Tech, Inc. (“TPT”) and Geokall UK Ltd. (“Georkall”) entered into an Amendment to Sales and Purchase Agreement. TPT and Geokall previously entered into a Sales and Purchase Agreement dated October 31, 2023 (“Original Agreement”) and amended April 9, 2024 (“First Amendment”). Section 1.01 of the Original Agreement titled “Consideration” was amended to substitute the provision regarding the acceptance of TPT Global Tech Series E Preferred shares with the following provision: “Geokall agrees to accept 200,000 shares of Series G Preferred shares at stated value of $5.00 USD issued by TPT Global Tech instead of TTP Global Tech Series E Preferred or Series F Preferred shares as indicated in the First Amendment.” A copy of the Amendment to Sales and Purchase Agreement is attached hereto as Exhibit 10.9.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The Company and the Holder executed the Securities Purchase Agreements (“SPA 1, SPA 2, and SPA 3”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA 1, SPA 2 and SPA 3 outlines the purchase of the 1800 Diagonal Note #5, FirstFire Note #3, and Cavalry Fund I Note #2 (the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On July 19, 2024, the Company issued a press release entitled “TPT Global Tech Explores Global Sports Betting Feature for VüMe Super App to Enhance Live Sports Broadcasts”.  A copy of the press release is attached hereto as Exhibit 99.1.

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On July 24, 2024, the Company issued a press release entitled “TPT Global Tech Set to Now Access $3,000,000 USD Standby Equity Commitment”.  A copy of the press release is attached hereto as Exhibit 99.2.

On July 25, 2024, the Company issued a press release entitled “TPT Global Tech’s Subsidiary Completes Merger to Tap Into “Culture is the New Technology (TM)”.  A copy of the press release is attached hereto as Exhibit 99.3.

On August 1, 2024, the Company issued a press release entitled “TPT Global Tech's Partners with the 100 Sack Club for VüMe Super App Content Creation and Revenue Generation”.  A copy of the press release is attached hereto as Exhibit 99.4.

On September 26, 2024, the Company issued a press release entitled “TPT Global Tech's Efforts to Reduce Debt Results in a $4.9 Million Profit in Q2 2024, Files 10-Q for SEC Compliance”.  A copy of the press release is attached hereto as Exhibit 99.5.

On September 27, 2024, the Company issued a press release entitled “TPT Global Tech's VüMeLive PPV Presents “Genesis” Johannesburg, South Africa, September 28th”.  A copy of the press release is attached hereto as Exhibit 99.6.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Convertible Promissory Note – 1800 Digital Lending, LLC
10.2	Securities Purchase Agreement – 1800 Digital Lending, LLC
10.3	Convertible Promissory Note – FirstFire Global Opportunities Fund, LLC
10.4	Securities Purchase Agreement – FirstFire Global Opportunities Fund, LLC
10.5	Settlement Agreement and Release - EMA
10.6	Confession of Judgement - EMA
10.7	Convertible Promissory Note – Cavalry Fund I, LP
10.8	Securities Purchase Agreement – Cavalry Fund I, LP
10.9	Amendment to Sales and Purchase Agreement - Geokall
99.1	Press Release dated July 19, 2024
99.2	Press Release dated July 24, 2024
99.3	Press Release dated July 25, 2024
99.4	Press Release dated August 1, 2024
99.5	Press Release dated September 26, 2024
99.6	Press Release dated September 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By: /s/ Stephen J. Thomas, III
Stephen J. Thomas, III, Title: Chief Executive Officer

Date: October 1, 2024

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